Exhibit 99.1

KEY KNOWS HOW

Business Overview Presentation

February 2016

Safe Harbor Language

Key® Energy Services

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. The forward-looking statements include a description of our intention to consider alternatives to cure the NYSE continued listing requirement deficiency. These forward-looking statements are based on Key’s current expectations, estimates and projections about Key, its industry, its management’s beliefs and certain assumptions made by management, and include statements regarding estimated capital expenditures, future operational and activity expectations, international growth, and anticipated financial performance. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these “forward-looking statements” are identified by words such as “expects,” “believes,” “anticipates” and similar phrases.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: risks that Key will be unable to achieve its financial, capital expenditure and operational projections, including quarterly and annual projections of revenue and/or operating income and risks that Key’s expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for Key as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U.S. oil and gas markets may not yield anticipated future growth in Key’s businesses, or could further deteriorate or worsen from the recent market declines, and/or that Key could experience further unexpected declines in activity and demand for its rig service, fluid management service, coiled tubing service, and fishing and rental service businesses; risks relating to Key’s ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; risks relating to compliance with the FCPA and anti-corruption laws, including risks related to costs in connection with FCPA investigations; risks regarding the timing or conclusion of the FCPA investigations, including the risk of fines or penalties imposed by government agencies for violations of the FCPA; risks affecting Key’s international operations, including risks affecting Key’s ability to execute its plans to withdraw from its international markets outside North America; risks that Key may be unable to achieve the benefits expected from acquisition and disposition transactions, and risks associated with integration of the acquired operations into Key’s operations; risks, in responding to changing or declining market conditions, that Key may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in Key’s businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that Key may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; risks relating to Key’s ability to satisfy listing requirements for its equity securities; risks that Key may not have sufficient liquidity; risks relating to Key’s ability to comply with covenants under its current credit facilities; and other risks affecting Key’s ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of Key’s control, Key’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect Key’s business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, Key also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that Key files periodically with the Securities and Exchange Commission.

Key’s Suite of Services Throughout the Life of a Well

Key® Energy Services

• Key Energy Services brings together the equipment and expertise necessary to optimize production safely and efficiently

• Multiple touch points and continuity of service throughout the well life cycle enhance value proposition to customers through delivery of improved economies and efficiencies

Drilling

Completion

Production

Intervention

Abandonment

• Rig Services

• Fishing & Rental

Tools

• Rig Services

• Coiled Tubing

• Fishing & Rental

Tools

• Fluid Management

Services

• Rig Services

• Coiled Tubing

• Fishing & Rental

Tools

• Fluid Management

Services

• Rig Services

• Coiled Tubing

• Fishing & Rental

Tools

• Fluid Management

Services

• Rig Services

• Coiled Tubing

• Fishing & Rental

Tools

• Fluid Management

Services

A sharpened focus on the Lower 48

Key® Energy Services

• A newly-optimized organizational structure to take advantage of our regional footprint should yield top-line and cost synergies as we execute our strategy around production enhancement services/service offerings

Rockies 2015 Revenue - $91.4

2% 4%

94%

West Coast 2015 Revenue - $142.0

7%

10%

7%

76%

Permian 2015 Revenue - $235.4

4%

28%

18%

50%

Central 2015 Revenue - $146.2

21%

20%

26%

33%

Gulf Coast 2015 Revenue - $95.5

24%

28%

16%

32%

Northeast 2015 Revenue - $31.6

24%

55%

21%

Regions

Basins

U.S. Rigs Fluid Management Fishing & Rental Coiled Tubing

Note: All figures in USD millions.

Key Energy Services Business Highlights

Key® Energy Services

Strong reputation as a high value service provider throughout the well life cycle

Experienced, operations-focused management team

Leader in onshore, rig-based well services

Well-positioned to benefit from long-term secular trends in the U.S.

Top customers represent well-capitalized and established, blue chip companies

Assets, differentiated technology and market position provide the leverage to deliver substantial value to shareholders

Developed a differentiated asset base and have demonstrated capital discipline

Key® Energy Services

Key® Energy Services

High Value Service for Maximizing

Production Across the Well Life

Cycle

Rig Services

Key® Energy Services

Business Overview

• Rig Services deploys well service rigs that have been built to increase safety and reliability while reducing the chance of unplanned downtime

• Services include:

– Completion of newly-drilled horizontal and vertical wellbores

– Recompletion of existing wellbores

– Maintenance of producing wellbores to maintain production

– Workover of existing wellbores to enhance production

– Plugging and abandonment of wellbores at the end of their productive lives

Asset Details

• Over 800 rigs in the U.S.

• Rigs encompass various sizes and capabilities

– Services all types of wells with measured depths of up to 20,000 feet

– Enhanced service capability via proprietary KeyView® system

• Fleet of 300 large Class 4 rigs in U.S. for work on horizontal wells(2)

• Patented KeyView® system delivers cost reductions to customers by identifying opportunities for reducing non-productive time and improving safety and efficiency

Regional Presence

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

regions Basins

Revenue by Commodity-Directed Activity & Region1

Commodity

Gas

9%

Oil

91%

Region

Other Gas 10%

Other Oil 16%

Permian 25%

Bakken 16%

California 33%

Drilling Completion Production Intervention Abandonment

(1) Revenue from Continuing Operations in the U.S. during Q4 2015. Oil includes other liquids. Oil / Gas breakdown based on region.

(2) Rigs with more than 365 horsepower.

Rig Services

Key® Energy Services

Trends & Dynamics1

• Growing backlog of well maintenance work at current commodity prices

• California market impacted in 2016 as customers reduce activity due to lower realized prices

• Growing wave of horizontal wellbores entering the well maintenance phase of their lives is a significant new driver for the business

– Horizontal well count quadrupled since 2010

– Key’s class 4 rig utilization has grown every quarter for the last 2 years

Key Positioning1

Key has the #1 position in U.S. onshore, rig-based well services

Key® Energy Services

Others

30%

#1 30%

#5 5%

#2 15%

#3 14%

Historical Revenue ($mm)

$900

$120

$789

$800

$673

$679

$100

$700

$600

$80

Avg. WTI Price ($/bbl)

$500

$60

$377

$400

$300

$40

$200

$20

$100

$0

–

FY2012

FY2013

FY2014

FY2015

Top 5 Customers2

OXY AERA® Chevron HESS Freeport-McMoran Oil & Gas

Drilling Completion Production Intervention Abandonment

(1) Per Wall Street research based on number of well service rigs owned.

(2) As of Q4 2015.

#4 6%

Revenue ($mm)

Coiled Tubing Services

Key® Energy Services

Business Overview

• Key’s Coiled Tubing Services delivers value and time savings by minimizing downtime and reducing time to completion

• Services include:

– Completion of newly drilled horizontal wellbores pre and post hydraulic fracturing

– Maintenance of producing wellbores

– Plugging and abandonment of depleted wellbores at the end of their productive lives

Fleet Status1

Total Units in U.S. fleet: 51

> 2” Units

22%

< 2” Units

39%

2” Units

39%

Regional Presence

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

Key® Energy Services

regions

Basins

Revenue by Commodity-Directed Activity & Region2

Commodity

Gas

32%

Oil

68%

Region

Other

Other Gas

Oil

6% 7%

Permian

20%

Haynesville

8%

California

Marcellus

12%

17%

Eagle Ford

30%

Drilling Completion Production Intervention Abandonment

(1) As of [Q4 2015].

(2) Revenue from Continuing Operations in the U.S. during Q4 2015. Oil includes other liquids. Oil / Gas breakdown based on region.

Coiled Tubing Services

Key® Energy Services

Trends & Dynamics

• Industry demanding larger diameter coiled tubing

• Growth is highly correlated to well count, both horizontal and vertical

• Demand for coiled tubing for completion work has declined along with drilling activity

• Have seen a number of large and small competitors shut down in current downturn

Key Positioning2

Key has the sixth largest fleet of coiled tubing units in the United States

Key® Energy Services

#4

#5

9%

9%

#6

#3

9%

10%

#2

10%

Others

#1

41%

12%

Historical Revenue ($mm)1

$250

$120

$216

$200

$193

$100

$173

$80

$150

Avg. WTI Price ($/bbl)

Revenue ($mm)

$60

$100

$90

$40

$50

$20

$0

–

FY2012

FY2013

FY2014

FY2015

Top 5 Customers3

MARATHON

OXY

AERA®

Chesapeake ENERGY

Drilling Completion Production Intervention Abandonment

(1) Meaningfully entered coiled tubing market in 2010 via acquisition.

(2) Per Wall Street research

(3) As of Q4 2015.

Fishing and Rental Services

Business Overview

- Rental equipment used in the drilling and completion of wellbores including drill pipe, blowout preventers, frac stacks and well-testing equipment and services
- Rental equipment used in the maintenance and workover of producing wellbores including tubing and tubing handling tools, Key's Hydra-Walk® units, and pressure control equipment
- Onshore and offshore, including deepwater, fishing services used in the drilling or workover of a wellbore to recover lost or stuck downhole equipment

Regional Presence


Key
regions
Basins

Asset Details

- Extensive array of rental equipment and services, including pipe, rods and blowout preventers
  - SmartTong rod connection services
  - Hydra-Walk pipe handling system
  - Sand-X system
- 684 blowout preventers, 90 Hydra-Walk systems, >25,000 joints of pipe and >33,000 joints of tubing
- Fishing tools include a wide range of equipment, from whipstocks and mills to Johnston Jars
  - Each is available with ancillary equipment, depending on situation and site needs

Revenue by Commodity-Directed Activity & Region[1]


Commodity
Gas 33%
Oil 67%
Region
Other Gas 19%
Permian 33%
Other Oil 7%
Haynesville 26%
15% California

Drilling > Completion > Production > Intervention > Abandonment

(1) *Revenue from Continuing Operations in the U.S. during Q4 2015. Oil includes other liquids. Oil / Gas breakdown based on region.*

(2) *Excludes Deepwater Offshore.*

11

Fishing and Rental Services Key® Energy Services

Trends & Dynamics1

• Recent organizational changes implemented to generate higher utilization of rental equipment and revenue pull-through with rig-based servicing work

• Regional management structure aligned to drive use of Key rental equipment with Key service rigs

• Majority of Key fishing and rental services are geared to production maintenance work

Key Positioning1

Key has the #10 position in Fishing and Rental Services

Key® Energy Services

#1 23%

Others

25%

#10

2%

#2 11%

#9

3%

#8

4%

#3 10%

#7

4%

#5 6%

#4 9%

#6

5%

Historical Revenue ($mm)

$400

$120

$356

$350

$324

$100

$300

$265

$80

$250

Revenue ($mm)

$200

$60

$152

$150

Avg. WTI Price ($/bbl)

$40

$100

$20

$50

$0

–

FY2012

FY2013

FY2014

FY2015

Top 5 Customers2

Chevron OXY AERA® Memorial Resource Development Chesapeake ENERGY

Drilling Completion Production Intervention Abandonment

(1) Per Spears & Associates 2015 Oilfield Market Report.

(2) As of Q4 2015.

Fluid Management Services

Key Energy Services

Business Overview

- Transportation of fluids, including sourcing of brine and fresh water, used in the drilling and completion process
- Transportation of frac flowback and produced water from completed or producing wellbores
- Temporary on-site fluids storage via frac tank rentals
- Disposal of flowback and produced water in saltwater disposal wells

Regional Presence



Key
regions
Basins

Asset Details

- Approximately 30 service locations
- ~900 fluid trucks and ~3,500 frac tanks
- Own and lease permitted disposal wells for the disposal of saltwater and other fluid byproducts
  - ~70 saltwater disposal wells
  - Strategy is to locate wells in close relation to our customers' producing wells

Top 5 Customers[1]

Chevron

OXY

AERA

Memorial Resource Development

CARRIZO

Drilling › Completion › Production › Intervention › Abandonment

(1) As of Q4 2015.

13

Fluid Management Services

Key® Energy Services

Trends & Dynamics

Performance correlated to unconventional activity

Relatively low barriers to entry due to the nature of the asset base creates fragmented market

Competitive environment remains fierce which pressures pricing

Emerging logistical need for fluids solutions provider as markets develop

Key Positioning

Key holds significant positions in the Permian, Midcontinent, and Gulf Coast

Key’s strong operational performance provides a competitive edge

Logistical footprint and size of fleet gives Key advantages in large markets like the Permian basin

Historical Revenue ($ mm)

$400

$ 120

$354

$350

$100

$300

$272

$250

$80

Revenue ($mm)

$250

Avg. WTI Price ($/bbl)

$200

$60

$153

$150

$40

$100

$20

$50

$0

–

FY2012

FY2013

FY2014

FY2015

Revenue by Region & Commodity1

Commodity

Region

Gas 27% Oil 73%

Other Gas 15%

Permian 36%

Haynesville 11%

Cline 8%

California 7%

Other Oil 23%

Drilling Completion Production Intervention Abandonment

(1) Revenue from Continuing Operations in the U.S. during Q4 2015. Oil includes other liquids. Oil / Gas breakdown based on region.

Key® Energy Services

Controlling the Costs

Organization Evolution – Greater Efficiency

Key® Energy Services

The LOB management structure has consolidated into an single operations unit sharing the management, support and maintenance functions.

2014 - 2015

LOB driven, Markets are secondary

Area Directors focus on one LOB

Service Managers focused on one LOB

Sales, HSE, HR, SCM and Admins report to Corporate department leads.

Quality / Service

Q3 ‘15

Removed

118 (19%) G&A Headcount

2015

All Market and LOB VPs are peers

Area Directors focus on one LOB, but report to LOB and Market VP.

Employees who reside in a Market have dual reporting to Market and Corporate leads.

Optimization / Accountability

Q1 ‘16

Removed 125 (25%) G&A Headcount

2016

Market VPs are single point of accountability.

Area Directors responsible for all LOBs in region.

Service Managers responsible for all LOBs in District.

Functional resources have dual reporting but are accountable to Market VP.

Cost Optimization – U.S. Headcount Update

Key® Energy Services

U.S. headcount was down 13% in Q4 versus Q3 exit and down 43% versus 2014 year end. Rig hours in the same period were down 42%.

U.S. Headcount v. Rig Hours

Rig Hours

135,000

120,000

105,000

90,000

75,000

60,000

45,000

30,000

15,000

0

7,000

6,000

5,000

4,000

3,000

2,000

1,000

0

Headcount

Oct-14

Nov-14

Dec-14

Jan-15

Feb-15

Mar-15

Apr-15

May-15

Jun-15

Jul-15

Aug-15

Sep-15

Oct-15

Nov-15

Dec-15

Jan-16

Feb-16

Direct Headcount G&A Headcount Rig Hours

Cost Optimization – G&A

Key® Energy Services

U.S. G&A Expenses

G&A ($ mimllions)

$70.0

$60.0

$50.0

$40.0

$30.0

$20.0

$10.0

$-

Leases, taxes, utilities, software

Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 P Q2-16 P Q3-16 P Q4-16 P

Total People Expenses FCPA Expenses Professional Fees ex FPCA Facilities & Taxes Corporate Expenses

Key® Energy Services

Well-Positioned to Weather the

Storm

Market Trends

Key® Energy Services

Total US Land Rigs vs. WTI Price

Total Land Rigs in US

2,500

2,000

1,500

1,000

500

–

$160.00

$140.00

$120.00

$100.00

$80.00

$60.00

$40.00

$20.00

–

Avg. WTI Price ($/bbl)

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

US Land Rigs WTI

Source: Baker Hughes, Bloomberg.

Key Core Strategy of Production Enhancement

Key® Energy Services

Key’s core production enhancement business is primarily focused on extending the life and ultimate recovery of a well throughout the majority of a well’s life

Life-Cycle of an Oil Well

Service Activity

Drilling & Completion

Key® Energy Services

Well Servicing &

Production Enhancement

Abandonment

Time (years)

Source: Key Energy Services, Inc.

21 21

Attractive Economics of Production Enhancement

Key® Energy Services

Compelling economics at moderate oil prices is the catalyst to achieve capital- efficient cash flow generation for E&Ps

Payback Period (days)

350

300

250

200

150

100

50

0

Well Service Payback Period at Various Oil Prices

3-month Payback

1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49

Production Response (bbls/day)

$30 $40 $50 $60 $70 $80

Source: Key Energy Services.

Note: Excludes scenarios in which the economics exceed one year. Assumptions for well service economics are as follows: Monthly well opex of $2,000, 20% royalty, $5/bbl transport charge, total job cost of $20,000.

Increasing Demand for Production Enhancement

Key Energy Services

U.S. base production has been rapidly declining as shown by the decline in oil production from wells producing less than 15 barrels per day

Average Daily Production (bbls/day in millions)

2.0 1.5 1.0 0.5 0.0

Up ~35% since 2011

Down ~30% since 2011

90,000 80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 0

Number of Wells

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Avg Daily Oil Production (Vert. <15 bbls/day) Wells Producing 5 - 15 Bbls/day

Source: Drilling Info.

23 23

Selected U.S. Onshore Oil Shale Well Growth

Key Energy Services

Wave of older horizontal oil wells will yield a sharp increase in demand for well services as valuable assets begin to require maintenance

Horizontal Wells

100,000 90,000 80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 0

HZ well count up ~4x since 2010

~68k HZ wells to enter well maintenance phase over next 4 years

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Cumulative HZ Wells >4 Years Old Horizontal Wells

Source: Drilling Info.

24 24

Key Well-Positioned to Capture Well Growth

Key Energy Services

Key holds a market-leading position with assets most capable to respond to the demand for return-accretive activities in the horizontal wellbore

Key’s class 4 rig fleet leads the market in size and footprint

Class 4 Rigs by Market – Production Hours

Rig Hours

60,000 50,000 40,000 30,000 20,000 10,000 0

Class 4 Production Hours Up 95%

26,094

50,990

2014 Q 1 2014 Q 2 2014 Q 3 2014 Q 4 2015 Q 1 2015 Q 2 2015 Q 3 2015 Q 4

Central Gulf Coast Permian Basin Rockies

Source: Key Energy Services, Inc.

25 25

Project Cipher

DISCUSSION MATERIALS

April 2016

Highly Confidential

Not for Distribution

For Discussion Purposes Only

Preliminary Draft – Subject to Material Change

Highly Confidential
Not for Distribution
For Discussion Purposes Only
Preliminary Draft
Subject to Material Change

Business Plan Overview

Management developed a bottoms-up business plan and operating model under different hydrocarbon pricing scenarios (the "Business Plan").

Revenue

> Projected by segment by region, based on key activity and price drivers

> Given uncertainty of future pricing, Management has prepared 2 pricing scenarios

	Pricing Scenario 1	Pricing Scenario 2
Oil Price	\$35-40/bbl oil price for 2016 Reach \$60/bbl oil price by mid-2017 Normalized \$60/bbl oil from 2018-2020	\$35-40/bbl oil price for 2016-2017 Modest improvement to reach \$40-50/bbl oil price by 2018-2020 (in line with strip pricing as of Jan 26, 2016)
Non-Completion Activity Levels[1]	Return to Q4 2014 levels by 2H 2017 (slight lag to oil price)	Stay at 2016 levels through 2017 and improve slightly through 2018-2020 (slight lag to oil price)
Completion Activity Levels[2]	Return to Q4 2014 levels by 1H 2018 (slight lag to non-completion activity)	Stay at 2016 levels through 2017 and improve slightly through 2018-2020 (slight lag to non-completion activity)
Price Levels	Return to Q4 2014 levels by Q1 2018 (slight lag to activity levels)	Improve slightly for rigs and for fishing and rental in 2018-2020; pricing for other segments flat with 2016

Costs

> Fixed / variable direct cost components modeled by segment, based on historical monthly information

> G&A cost assumptions based on pro forma monthly run rate post-January 2016 reduction-in-force

(1) E.g., production rig hours, <2” coiled tubing work tickets.
(2) E.g., completion rig hours, ≥2” coiled tubing work tickets.

2

Business Plan Overview (cont’d)

Highly Confidential

Not for Distribution

For Discussion Purposes Only

Preliminary Draft

Subject to Material Change

Capex

2016

2017-2020

Pricing Scenario 1

Includes only “maintenance capex” that is absolutely necessary

Growth capex beginning late 2017 / early 2018 (at a lag to recoveries in activity levels)

Pricing Scenario 2

Includes only “maintenance capex” that is absolutely necessary

Includes only “maintenance capex” that is absolutely necessary

FCPA

> No FCPA settlement payments included in Business Plan

Capital Structure

> Assumes existing capital structure remains in place and maturity payments occur as scheduled

($ in millions) Amount

Debt Maturity Rate (as of 3/31/16)

ABL Revolver(1) Feb-20 L+450bps –

Term Loan(2) Jun-20 L+925bps 313

Sr Unsecured Notes Mar-21 6.75% 675

Total Debt $988

Less: Cash (156)

Net Debt $832

(1) $46mm of LCs issued under ABL, primarily for workers’ compensation liabilities.

(2) Term Loan balance assumes quarterly amortization through 3/31/16.

3

Pricing Scenario 1

($35-$40 Oil for 2016; $60 Oil 2017+)

Highly Confidential

Not for Distribution

For Discussion Purposes Only

Preliminary Draft

Subject to Material Change

2016E 2017E

2015A H1 H2 2016E H1 H2 2017E 2018E 2019E 2020E

Revenue $792 $268 $274 $542 $243 $393 $636 $1,085 $1,125 $1,126

% YoY Change (59.6%) (42.5%) (16.1%) (31.6%) (9.2%) 43.2% 17.3% 70.7% 3.7% 0.1%

COGS (715) (208) (210) (418) (194) (285) (479) (704) (732) (742)

Gross Profit 78 59 64 124 49 108 157 381 393 384

% Margin 9.8% 22.2% 23.5% 22.8% 20.3% 27.5% 24.7% 35.1% 34.9% 34.1%

G&A (203) (59) (54) (113) (55) (55) (110) (112) (114) (116)

Other Income (9) – – – – – – – – –

EBITDA (134) 1 10 11 (5) 53 48 269 279 268

Non-Cash / One-Time Adj. 134 2 2 3 (0) – – – – –

Adj. EBITDA 0 2 12 14 (5) 53 48 269 279 268

% Margin 0.0% 0.9% 4.4% 2.6% (2.2%) 13.5% 7.5% 24.8% 24.8% 23.8%

Change in NWC 147 (26) 9 (17) (2) (43) (45) (20) 2 2

Capex(1) (19) (8) (12) (20) (9) (17) (26) (73) (78) (78)

Taxes 36 – – – – – – – – –

Other (132) (1) (1) (2) – – – – – –

Unlevered FCF $33 ($33) $8 ($25) ($16) ($7) ($23) $176 $203 $192

Existing Note Payments (46) (23) (23) (46) (23) (23) (46) (46) (46) (46)

Existing Bank Debt Payments / Borrowings 206 (19) (19) (38) (19) (19) (38) (38) (37) (319)

Other (15) 13 1 13 0 0 1 0 1 1

Levered FCF $178 ($62) ($34) ($96) ($57) ($49) ($106) $93 $121 ($173)

Beginning Cash $27 $205 $142 $205 $108 $51 $108 $2 $95 $216

Change in Cash 178 (62) (34) (96) (57) (49) (106) 93 121 (173)

Ending Cash $205 $142 $108 $108 $51 $2 $2 $95 $216 $44

LTM Leverage NM NM 68.7x 68.7x 147.0x 20.6x 20.6x 3.6x 3.5x 2.5x

LTM Interest Coverage NM NM 0.2x 0.2x 0.1x 0.6x 0.6x 3.3x 3.5x 4.2x

LTM Fixed Charge Coverage NM NM NM NM NM 0.3x 0.3x 2.5x 2.7x 3.1x

(1) Net of asset sales of $21mm in 2015.

4

Summary Financial Overview – Pricing Scenario 1

Highly Confidential

Not for Distribution

For Discussion Purposes Only

Preliminary Draft

Subject to Material Change

REVENUE

($ in millions)

$2,500 $2,000 $1,500 $1,000 $500 $0

FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20

$1,960 $1,592 $1,427 $1,085 $1,125 $1,126 $792 $636 $542

GROSS PROFIT

($ in millions)

$700 $600 $500 $400 $300 $200 $100 $0

FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20

42% 36% 30% 24% 18% 12% 6%

–

% Gross Margin

$651

$477 $381 $393 $384 $368

$157

$78 $124

ADJ. EBITDA(1)

($ in millions)

$450 $360 $270 $180 $90 $0

FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20

30% 24% 18% 12% 6%

–

% Adj. EBITDA Margin

$427

$269 $279 $268 $256

$166

$48 $14 $0

CAPEX(2)

($ in millions)

$480 $400 $320 $240 $160 $80 $0

FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20

$430 $161 $147 $73 $78 $78 $19 $20 $26

(1) Excludes FCPA expense of $42mm, $31mm, and $2mm for 2014, 2015, and 2016, respectively.

(2) Net of asset sales of $17mm, $3mm, $15mm, and $21mm in 2012, 2013, 2014, and 2015, respectively.

5

Pricing Scenario 2
($35-$40 Oil for 2016; $40-50 Oil by 2018+)

Highly Confidential
Not for Distribution
For Discussion Purposes Only
Preliminary Draft
Subject to Material Change

		2016E			2017E					
	2015A	H1	H2	2016E	H1	H2	2017E	2018E	2019E	2020E
Revenue	$792	$268	$274	$542	$251	$305	$556	$659	$707	$765
% YoY Change	*(59.6%)*	*(42.5%)*	*(16.1%)*	*(31.6%)*	*(6.2%)*	*11.2%*	*2.6%*	*18.5%*	*7.2%*	*8.1%*
COGS	(715)	(208)	(210)	(418)	(198)	(235)	(433)	(500)	(526)	(558)
Gross Profit	**78**	**59**	**64**	**124**	**53**	**70**	**123**	**159**	**181**	**207**
% Margin	*9.8%*	*22.2%*	*23.5%*	*22.8%*	*21.0%*	*23.0%*	*22.1%*	*24.2%*	*25.7%*	*27.0%*
G&A	(203)	(59)	(54)	(113)	(54)	(54)	(109)	(109)	(111)	(113)
Other Income	(9)	-	-	-	-	-	-	-	-	-
EBITDA	**(134)**	**1**	**10**	**11**	**(2)**	**16**	**14**	**50**	**70**	**94**
Non-Cash / One-Time Adj.	134	2	2	3	0	(0)	(0)	-	-	(0)
Adj. EBITDA	**0**	**2**	**12**	**14**	**(2)**	**16**	**14**	**50**	**70**	**94**
% Margin	*0.0%*	*0.9%*	*4.4%*	*2.6%*	*(0.6%)*	*5.2%*	*2.6%*	*7.6%*	*10.0%*	*12.2%*
Change in NWC	147	(26)	9	(17)	(3)	(7)	(11)	(4)	(5)	(6)
Capex[(1)]	(19)	(8)	(12)	(20)	(11)	(11)	(22)	(41)	(44)	(44)
Taxes	36	-	-	-	-	-	-	-	-	-
Other	(132)	(1)	(1)	(2)	-	-	-	-	-	-
Unlevered FCF	**$33**	**($33)**	**$8**	**($25)**	**($16)**	**($3)**	**($19)**	**$4**	**$21**	**$43**
Existing Note Payments	(46)	(23)	(23)	(46)	(23)	(23)	(46)	(46)	(46)	(46)
Existing Bank Debt Payments / Borrowings	206	(19)	(19)	(38)	(19)	(19)	(38)	10	(34)	(321)
Other	(15)	13	1	13	0	0	1	(0)	(1)	(3)
Levered FCF	**$178**	**($62)**	**($34)**	**($96)**	**($57)**	**($45)**	**($102)**	**($32)**	**($59)**	**($327)**
Beginning Cash	$27	$205	$142	$205	$108	$51	$108	$6	($26)	($85)
Change in Cash	178	(62)	(34)	(96)	(57)	(45)	(102)	(32)	(59)	(327)
Ending Cash	**$205**	**$142**	**$108**	**$108**	**$51**	**$6**	**$6**	**($26)**	**($85)**	**($412)**
LTM Leverage	NM	NM	68.7x	68.7x	94.8x	68.1x	68.1x	20.5x	14.6x	7.8x
LTM Interest Coverage	NM	NM	0.2x	0.2x	0.1x	0.2x	0.2x	0.6x	0.9x	1.4x
LTM Fixed Charge Coverage	NM	NM	NM	NM	NM	NM	NM	0.1x	0.3x	0.7x

(1) Net of asset sales of $21mm in 2015.

6

Summary Financial Overview – Pricing Scenario 2

Highly Confidential

Not for Distribution

For Discussion Purposes Only

Preliminary Draft

Subject to Material Change

REVENUE

($ in millions)

$2,500 $2,000 $1,500 $1,000 $500 $0

FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20

$1,960 $1,592 $1,427 $792 $765 $659 $707 $542 $556

GROSS PROFIT

($ in millions)

$700 $600 $500 $400 $300 $200 $100 $0

FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20

42% 36% 30% 24% 18% 12% 6%

–

% Gross Margin

$651 $477 $368 $207 $181 $159 $78 $124 $123

ADJ. EBITDA(1)

($ in millions)

$450 $360 $270 $180 $90 $0

FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20

25% 20% 15% 10% 5%

–

% Adj. EBITDA Margin

$427 $256 $166 $94 $70 $50 $14 $14 $0

CAPEX(2)

($ in millions)

$480 $400 $320 $240 $160 $80 $0

FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20

$430 $161 $147 $41 $44 $44 $19 $20 $22

(1) Excludes FCPA expense of $42mm, $31mm, and $2mm for 2014, 2015, and 2016, respectively.

(2) Net of asset sales of $15mm and $21mm in 2014 and 2015, respectively.

7

2016 Liquidity – Pricing Scenarios 1 & 2

Highly Confidential

Not for Distribution

For Discussion Purposes Only

Preliminary Draft

Subject to Material Change

LIQUIDITY FORECAST

($ in millions)

2016E

Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 2016E

Revenues $41 $41 $45 $46 $46 $48 $47 $50 $47 $47 $42 $41 $542

Expenses (44) (43) (45) (44) (46) (45) (44) (47) (45) (45) (42) (41) (531)

EBITDA ($3) ($2) $1 $2 $1 $3 $2 $3 $2 $2 $0 ($0) $11

Changes in Working Capital (12) (3) (6) (3) 2 (5) 2 (4) 3 1 5 2 (17)

Capex (1) (1) (1) (1) (1) (1) (2) (2) (2) (2) (2) (2) (20)

Other 0 0 0 0 0 0 0 0 0 0 0 0 1

Unlevered Free Cash Flow ($16) ($6) ($6) ($2) $2 ($3) $2 ($2) $3 $1 $4 ($0) ($25)

Bond Payments – – (23) – – – – – (23) – – – (46)

Bank Debt Payments – – (10) – – (10) – – (10) – – (10) (38)

Other 12 0 0 0 0 0 0 0 0 0 0 0 13

Levered Cash Flow ($4) ($6) ($39) ($2) $2 ($13) $2 ($2) ($29) $1 $4 ($10) ($96)

Cash Balance $201 $194 $156 $153 $155 $142 $145 $143 $113 $114 $118 $108 $108

Note: Assumes no revolver availability for minimum liquidity test due to borrowing base restrictions.

8